Exhibit 99.1
Biodel Appoints Donald Casey, Jr. to Board of Directors
DANBURY, Conn., June 3, 2010 /PRNewswire via COMTEX News Network/ — Biodel Inc. (Nasdaq: BIOD) announced today the appointment of Donald M. Casey, Jr. to its board of directors. Mr. Casey is former worldwide franchise chairman and company group chairman at Johnson & Johnson, where he worked for 25 years in a variety of senior marketing, business development and leadership positions and was responsible for management of Johnson & Johnson’s comprehensive care, diabetes and vision care businesses and its joint venture with Merck. He is replacing David Kroin, co-founder and managing director of Great Point Partners, LLC, who is retiring from Biodel’s board.
Biodel’s chairman Dr. Charles Sanders stated: “Don Casey has an outstanding record of achievement at Johnson & Johnson where he helped grow their diabetes, vision care and personal products businesses. We believe his considerable experience in developing high-performing teams and his success in creating value for patients, physicians and shareholders will be extremely helpful to Biodel as we advance our pipeline of diabetes products. I also wish to thank David Kroin for his support and guidance as a member of our board of directors and offer him our best wishes in his future endeavors.”
Mr. Casey commented: “I look forward to working with a very talented management team and board of directors as Biodel prepares to commercialize its lead product candidate, VIAject(R), and continues to advance its emerging product pipeline. Each of the company’s products shows great promise as a treatment for diabetes and has the potential to improve the standard of care for this serious and costly disease.”
Mr. Casey received his bachelor’s and master’s degrees in business administration from the University of Notre Dame.
About Biodel Inc.
Biodel Inc. is a specialty biopharmaceutical company focused on the development and commercialization of innovative treatments for diabetes. Biodel’s product candidates are developed using VIAdel(TM) technology, which reformulates existing FDA-approved peptide drugs. Biodel’s new drug application for its most advanced product candidate, VIAject(R), has been accepted for review by the FDA with a Prescription Drug User Fee Act action date of October 30, 2010. Earlier-stage product candidates include VIAtab(TM), a sublingual tablet formulation of insulin, a line of basal insulins, and a stabilized formulation of glucagon. For further information regarding Biodel, please visit the company’s website at www.biodel.com.

Safe-Harbor Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. All statements, other than statements of historical facts, including statements regarding our strategy, future operations, future clinical trial results, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The company’s forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements, including, but not limited to, our ability to secure FDA approval for VIAject(R) and our other product candidates under Section 505(b)(2) of the Federal Food, Drug, and Cosmetic Act; our ability to market, commercialize and achieve market acceptance for product candidates developed using our VIAdel(TM) technology, particularly VIAject(R); the progress or success of our research, development and clinical programs and the initiation and completion of our clinical trials; the FDA’s findings regarding data anomalies observed in India in our Phase 3 clinical trial of VIAject(R) for patients with Type 1 diabetes; the possibility that patients taking VIAject(R) may experience more injection site discomfort than they experience with competing products; our ability to protect our intellectual property and operate our business without infringing upon the intellectual property rights of others; our estimates of future performance; our ability to enter into collaboration arrangements for the commercialization of our product candidates and the success or failure of those collaborations after consummation, if consummated; the rate and degree of market acceptance and clinical utility of our products; our commercialization, marketing and manufacturing capabilities and strategy; our estimates regarding anticipated operating losses, future revenues, capital requirements and our needs for additional financing; and other factors identified in our most recent quarterly report on Form 10-Q for the quarter ended March 31, 2010. The company disclaims any obligation to update any forward-looking statements as a result of events occurring after the date of this press release.
BIOD-G
Contact:
The Trout Group LLC
Seth D. Lewis, +1-646-378-2852
SOURCE Biodel Inc.
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